Merrill Lynch Investment Managers



Annual Report

May 31, 2001


Merrill Lynch Disciplined
Equity Fund, Inc.



www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


Worldwide Investments
As of 5/31/01

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Microsoft Corporation                              3.0%
Philip Morris Companies Inc.                       2.8
Exxon Mobil Corporation                            2.5
UnitedHealth Group Incorporated                    2.3
Baxter International Inc.                          2.2
Pfizer Inc.                                        2.2
Household International, Inc.                      2.0
Washington Mutual, Inc.                            2.0
Federal Home Loan Mortgage Association             1.9
International Business Machines Corporation        1.9



                                               Percent of
Breakdown of Stocks by Country                 Net Assets++

United States                                     94.3%
Netherlands                                        1.0
Canada                                             0.7

++Total may not equal 100%.



                                               Percent of
Ten Largest Industries                         Net Assets

Diversified Financials                            10.4%
Oil & Gas                                          6.7
Banks                                              6.1
Pharmaceuticals                                    5.8
Aerospace & Defense                                5.6
Food & Drug Retailing                              5.6
Communications Equipment                           5.2
Health Care Providers & Services                   4.8
Software                                           4.7
Beverages                                          4.3



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2001


DEAR SHAREHOLDER

Investment Environment
For the 12-month period ended May 31, 2001, market volatility increased dramatically and became an additional cost in achieving investment returns. During volatile periods, investors easily lose sight of basic trends. Opinions quickly shifted from too much optimism to too much bearishness. A whipsaw effect developed that tended to leave most investors taking too many losses during too short a period of time. Based on the market conditions that caused this increase in volatility, we believe the likelihood of it continuing through the year is quite high. Investors have priced in an economic recovery, as the market moves up or down significantly even on small pieces of new data. However, even when volatility causes considerable noise, basic fundamental trends appear to be poor with expectations of earnings and sales activity continually being lowered, which is not a particularly welcome investment sign.

However, the US economy continues to be strong. Retail and home sales are robust. So far, deteriorating market trends appear to have had little or no effect on consumption. Historically, stock market declines have not greatly affected consumption until the decline is significant and prolonged, and followed by a recessionary environment. The ripple effect from rising energy costs is negatively impacting productivity, especially in California. Layoffs are increasing, as are personal bankruptcy filings. Both the Federal Reserve Board and the Bush Administration are aware of these trends and recognize the need for looser monetary and fiscal policies.

Fiscal Year in Review
For the 12-month period ended May 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.31%, +2.19%, +2.29% and +3.03%, respectively. This compares to the -10.55% total return for the unmanaged Standard & Poor's 500 (S&P
500) Index and the -10.77% total return for the unmanaged Russell 1000 Index during the same period. The Fund significantly outperformed the Lipper Multi Cap Core Average, which recorded a total return of -13.2%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Since the Fund's inception on June 25, 1999, the environment for equity investing has been one of the most difficult and chaotic in recent memory. Massive crosscurrents of tighter monetary policy and an expanding bubble in technology stocks gave way to looser monetary and fiscal policy and the collapse of technology stock prices. Our consistent adherence to core philosophies of only buying growing companies at reasonable prices allowed the Fund to weather the storm and perform credibly despite the fact that for the last 12 months the general direction of share prices was down.

Beginning in early 2001, falling interest rates set by the Federal Reserve Board and the anticipation of lower personal tax rates helped stop the rout to the stock market with the NASDAQ Index falling more than 50% before some signs of life became evident this spring. While most of our investments performed at or close to expectations, any minor shortfalls were penalized severely, especially in the mid cap area. Currently, our greatest concern is that investors seem to believe that the economy is experiencing a "V" shaped downturn with a steep recovery to occur in the second half of 2001. We are not convinced that the economy has hit bottom, or that the recovery will not exhibit a "U" shape and be less pronounced than many believe. A later-than-expected recovery or a less robust one may lead to corporate earnings being lower-than-expected and could negatively affect share prices.

Our investment strategy was to find stocks with low price-to-earnings ratios compared to their peers that have been exceeding earnings expectations and/or have had future earnings estimates raised recently. Our largest holdings as a percentage of net assets included Philip Morris Companies Inc., Microsoft Corporation, Exxon Mobil Corporation, UnitedHealth Group Incorporated and Household International, Inc. (For a complete listing of the Fund's ten largest holdings, see page 1 of this report to shareholders.) While portfolio composition is driven primarily by individual stock picking, currently the Fund is overweighted in financials and technology services and underweighted in pharmaceuticals, manufacturing and telecommunications.

In Conclusion
We thank you for your investment in Merrill Lynch Disciplined Equity Fund, Inc., and we look forward to reviewing our investment strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(James Ellman)
James Ellman
Portfolio Manager



June 28, 2001



We are pleased to announce that James Ellman is responsible for the day-to-day management of Merrill Lynch Disciplined Equity Fund, Inc. Mr. Ellman has been employed by Merrill Lynch Investment Managers, L.P. since 1999 and is currently Senior Vice President and Portfolio Manager. Mr. Ellman previously was portfolio manager with AIM Advisors, Inc. and its predecessors from 1995 to 1999.





OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Joseph T. Monagle Jr., Senior Vice President of Merrill Lynch
Disciplined Equity Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Monagle well in his retirement.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2001


PROXY RESULTS

During the year ended May 31, 2001, Merrill Lynch Disciplined Equity Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 17, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted                  Shares Withheld
                                                                                      For                         From Voting
1. To elect the Fund's Board of Directors:   Terry K. Glenn                          7,882,906                      108,949
                                             M. Colyer Crum                          7,881,989                      109,866
                                             Laurie S. Hodrick                       7,883,839                      108,016
                                             Jack S. Sunderland                      7,881,781                      110,074
                                             Stephen B. Swensrud                     7,881,989                      109,866
                                             J. Thomas Touchton                      7,883,981                      107,874
                                             Fred G. Weiss                           7,882,859                      108,996
                                             Arthur Zeikel                           7,881,659                      110,196

                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                       For           Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                             7,654,625        51,463        285,767

3. To approve to convert the Fund to a "master/feeder" structure.                    7,170,562       159,708        661,585



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       6-Month           12-Month       Since Inception
As of May 31, 2001                                   Total Return      Total Return       Total Return
ML Disciplined Equity Fund, Inc. Class A Shares          +1.20%            +3.31%            +9.40%
ML Disciplined Equity Fund, Inc. Class B Shares          +0.66             +2.19             +7.20
ML Disciplined Equity Fund, Inc. Class C Shares          +0.66             +2.29             +7.20
ML Disciplined Equity Fund, Inc. Class D Shares          +1.02             +3.03             +8.80

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/25/99.


Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2001


PERFORMANCE DATA (CONCLUDED)


Total Return
Based on a
$10,000
Investment

A line chart depicting the growth of ML Disciplined Equity Fund, Inc.'s Class A and Class B Shares compared to the Russell 1000
Index. Beginning and ending values are:

                                     6/25/99**         5/01
ML Disciplined Equity Fund, Inc.++
--Class A Shares                      $ 9,500        $10,366

ML Disciplined Equity Fund, Inc.++
--Class B Shares                      $10,000        $10,420

Russell 1000 Index++++                $10,000        $ 9,903


A line chart depicting the growth of ML Disciplined Equity Fund, Inc.'s Class C and Class D Shares compared to the Russell 1000
Index. Beginning and ending values are:

                                     6/25/99**         5/01

ML Disciplined Equity Fund, Inc.++
--Class C Shares                      $10,000        $10,720

ML Disciplined Equity Fund, Inc.++
--Class D Shares                      $ 9,500        $10,309

Russell 1000 Index++++                $10,000        $ 9,903


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Disciplined Equity Fund invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.
++++This unmanaged broad-based Index measures the performance of the 1,000 largest US companies in the Russell 3000 Index, based on total market capitalization.

Past performance is not indicative of future results.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 3/31/01                     +0.68%         -4.61%
Inception (6/25/99) through 3/31/01        +2.19          -0.88

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 3/31/01                     -0.29%         -4.28%
Inception (6/25/99) through 3/31/01        +1.18          -0.51

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 3/31/01                     -0.39%         -1.39%
Inception (6/25/99) through 3/31/01        +1.13%         +1.13%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 3/31/01                     +0.49%         -4.79%
Inception (6/25/99) through 3/31/01        +1.97          -1.10

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                       (IN US DOLLARS)
                                    Shares                                                                         Percent of
COUNTRY        Industries            Held               Common Stocks                       Cost         Value     Net Assets
Canada         Communications        14,000   Nortel Networks Corporation             $     190,578    $     186,620    0.2%
               Equipment

               Oil & Gas             16,900  ++Anderson Exploration Ltd.                    405,027          384,240    0.5

                                              Total Common Stocks in Canada                 595,605          570,860    0.7


Netherlands    Oil & Gas             12,100   Royal Dutch Petroleum Company  (NY
                                              Registered Shares)                            710,101          737,858    1.0

                                              Total Common Stocks in the Netherlands        710,101          737,858    1.0


United         Aerospace &           11,800   The Boeing Company                            726,822          742,102    0.9
States         Defense               16,800   General Dynamics Corporation                1,250,216        1,302,336    1.7
                                     27,000   Honeywell International Inc.                1,346,930        1,306,800    1.7
                                     12,500   United Technologies Corporation             1,008,549        1,041,375    1.3
                                                                                       ------------     ------------  ------
                                                                                          4,332,517        4,392,613    5.6

               Banks                  7,200   Astoria Financial Corporation                 389,601          402,408    0.5
                                     14,000   The Bank of New York Company, Inc.            595,073          764,540    1.0
                                     11,000   Golden West Financial Corporation             592,551          701,250    0.9
                                      5,000   SouthTrust Corporation                        105,500          124,800    0.2
                                     14,400   Synovus Financial Corp.                       389,359          437,472    0.5
                                     43,500   Washington Mutual, Inc.                     1,450,054        1,549,470    2.0
                                     17,500   Wells Fargo Company                           767,475          823,900    1.0
                                                                                       ------------     ------------  ------
                                                                                          4,289,613        4,803,840    6.1

               Beverages             24,900   Anheuser-Busch Companies, Inc.                968,089        1,095,600    1.4
                                     18,400   The Coca-Cola Company                         875,469          872,160    1.1
                                     31,800   PepsiCo, Inc.                               1,466,426        1,423,368    1.8
                                                                                       ------------     ------------  ------
                                                                                          3,309,984        3,391,128    4.3


SCHEDULE OF INVESTMENTS (continued)                                                                           (IN US DOLLARS)
                                    Shares                                                                         Percent of
COUNTRY        Industries            Held               Common Stocks                       Cost         Value     Net Assets
United         Commercial            21,800  ++Concord EFS, Inc.                       $    408,100     $  1,105,042    1.4%
States         Services &            13,800   First Data Corporation                        856,547          905,418    1.2
(continued)    Supplies                                                                ------------     ------------  ------
                                                                                          1,264,647        2,010,460    2.6

               Communications        24,200  ++CIENA Corporation                          1,409,452        1,310,188    1.7
               Equipment             67,100  ++Cisco Systems, Inc.                        1,452,345        1,292,346    1.6
                                     81,200   Lucent Technologies Inc.                      784,742          639,856    0.8
                                     20,500   Motorola, Inc.                                310,780          301,350    0.4
                                      6,700   Scientific-Atlanta, Inc.                      305,620          351,817    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,262,939        3,895,557    5.0

               Computers &           22,100  ++Apple Computer, Inc.                         523,209          440,895    0.6
               Peripherals           16,200  ++Dell Computer Corporation                    408,288          394,956    0.5
                                     10,500  ++EMC Corporation                              441,287          331,800    0.4
                                     13,200   International Business Machines
                                              Corporation                                 1,473,418        1,475,760    1.9
                                     11,800  ++Sun Microsystems, Inc.                       242,216          194,228    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,088,418        2,837,639    3.6

               Containers &          30,200  ++Pactiv Corporation                           386,840          415,250    0.5
               Packaging

               Diversified            6,100   Capital One Financial Corporation             333,168          397,171    0.5
               Financials            25,200   Citigroup Inc.                              1,251,385        1,291,500    1.6
                                     22,400   Federal Home Loan Mortgage Association      1,141,589        1,482,880    1.9
                                     17,300   Federal National Mortgage Association       1,080,805        1,426,212    1.8
                                     24,300   Household International, Inc.               1,354,771        1,595,538    2.0
                                     13,100   ++IndyMac Mortgage Holdings, Inc.             319,406          304,575    0.4
                                     28,900   John Hancock Financial Services, Inc.         916,685        1,144,729    1.5
                                      8,100   Morgan Stanley Dean Witter & Co.              506,601          526,581    0.7
                                                                                       ------------     ------------  ------
                                                                                          6,904,410        8,169,186   10.4

               Diversified           18,100   SBC Communications Inc.                       830,890          779,205    1.0

               Telecommunication     15,900   Verizon Communications                        878,793          872,115    1.1
               Services                                                                ------------     ------------  ------
                                                                                          1,709,683        1,651,320    2.1

               Electric Utilities    28,800  ++Calpine Corporation                        1,255,181        1,419,840    1.8

               Energy Equipment       2,400   Schlumberger Limited                          156,297          151,272    0.2
               & Service

               Food & Drug           17,800   CVS Corporation                               982,905          977,220    1.2
               Retailing             31,000  ++The Kroger Co.                               789,204          773,140    1.0
                                     45,300   SYSCO Corporation                           1,227,293        1,346,769    1.7
                                     10,200  ++Safeway Inc.                                 478,141          516,630    0.7
                                     19,300   Walgreen Co.                                  779,844          775,667    1.0
                                                                                       ------------     ------------  ------
                                                                                          4,257,387        4,389,426    5.6

               Food Products         11,500   Wm. Wrigley Jr. Company                       543,648          552,345    0.7

               Gas Utilities          7,600   El Paso Corporation                           561,640          462,840    0.6

               Health Care           35,200   Baxter International Inc.                   1,577,304        1,738,176    2.2
               Equipment & Supplies   7,000  ++St. Jude Medical, Inc.                       386,253          430,640    0.6
                                                                                       ------------     ------------  ------
                                                                                          1,963,557        2,168,816    2.8

               Health Care           12,300  ++AmeriSource Health Corporation (Class A)     631,516          709,833    0.9
               Providers &           11,100   Cardinal Health, Inc.                         286,696          799,089    1.0
               Services              10,800   HCA--The Healthcare Corporation               400,788          435,672    0.6
                                     31,900   UnitedHealth Group Incorporated             1,749,433        1,834,250    2.3
                                                                                       ------------     ------------  ------
                                                                                          3,068,433        3,778,844    4.8

               Hotels,               19,100  ++Brinker International, Inc.                  542,798          468,905    0.6
               Restaurants &          7,300  ++International Game Technology                394,258          448,585    0.6
               Leisure                                                                 ------------     ------------  ------
                                                                                            937,056          917,490    1.2

               Household             19,129   D.R. Horton, Inc.                             385,873          394,440    0.5
               Durables               9,200   Lennar Corporation                            318,217          340,400    0.5
                                        400   Pulte Corporation                              12,989           16,160    0.0
                                                                                       ------------     ------------  ------
                                                                                            717,079          751,000    1.0

               IT Consulting &       13,700   Electronic Data Systems Corporation           778,923          839,125    1.1
               Services               8,500  ++Sungard Data Systems Inc.                    373,895          505,580    0.6
                                                                                       ------------     ------------  ------
                                                                                          1,152,818        1,344,705    1.7

               Industrial            17,900   Tyco International Ltd.                       958,724        1,028,355    1.3
               Conglomerates

               Insurance             15,087   American International Group, Inc.          1,052,669        1,222,047    1.6
                                     39,500   MetLife, Inc.                               1,210,033        1,258,075    1.6
                                      9,200   Torchmark Corporation                         311,801          348,864    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,574,503        2,828,986    3.6

               Media                 27,500  ++AOL Time Warner Inc.                       1,192,221        1,436,325    1.8
                                     16,000  ++Viacom, Inc. (Class B)                       811,759          922,240    1.2
                                                                                       ------------     ------------  ------
                                                                                          2,003,980        2,358,565    3.0

               Multi-Utilities        4,800   Enron Corp.                                   299,520          253,968    0.3
                                      7,700   The Williams Companies, Inc.                  296,536          303,380    0.4
                                                                                       ------------     ------------  ------
                                                                                            596,056          557,348    0.7

               Multiline Retail      10,100   Wal-Mart Stores, Inc.                         502,158          522,675    0.7

               Oil & Gas             19,700  ++Cross Timbers Oil Company                    555,884          581,150    0.7
                                     21,800   Exxon Mobil Corporation                     1,807,462        1,934,750    2.5
                                      7,400  ++Stone Energy Corporation                     377,624          388,500    0.5
                                     16,500   Texaco Inc.                                 1,130,507        1,178,100    1.5
                                                                                       ------------     ------------  ------
                                                                                          3,871,477        4,082,500    5.2

               Pharmaceuticals       11,650   Bristol-Myers Squibb Company                  708,308          631,896    0.8
                                      6,600   Eli Lilly and Company                         495,341          559,020    0.7
                                     11,500   Johnson & Johnson                           1,120,790        1,114,925    1.4
                                      7,900   Merck & Co., Inc.                             612,730          576,621    0.7
                                     39,400   Pfizer Inc.                                 1,531,277        1,689,866    2.2
                                                                                       ------------     ------------  ------
                                                                                          4,468,446        4,572,328    5.8

               Semiconductor          8,500  ++Advanced Micro Devices, Inc.                 261,885          240,125    0.3
               Equipment             22,900  ++Applied Micro Circuits Corporation           467,781          413,803    0.5
               & Products            33,800   Intel Corporation                             898,266          912,600    1.2
                                     23,400  ++Micron Technology, Inc.                    1,004,679          877,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          2,632,611        2,444,028    3.1


SCHEDULE OF INVESTMENTS (concluded)                                                                           (IN US DOLLARS)
                                    Shares                                                                         Percent of
COUNTRY        Industries            Held               Common Stocks                       Cost         Value     Net Assets
United         Software              33,900  ++Microsoft Corporation                   $  2,183,914     $  2,344,863    3.0%
States                               49,200  ++Oracle Corporation                           903,977          752,760    0.9
(concluded)                          14,800  ++PeopleSoft, Inc.                             414,388          597,032    0.8
                                                                                       ------------     ------------  ------
                                                                                          3,502,279        3,694,655    4.7

               Specialty Retail      17,600   Lowe's Companies, Inc.                      1,067,650        1,223,728    1.6
                                     12,800   The TJX Companies, Inc.                       394,175          428,288    0.5
                                                                                       ------------     ------------  ------
                                                                                          1,461,825        1,652,016    2.1

               Textiles & Apparel    21,600  ++Oakley, Inc.                                 359,992          542,160    0.7

               Tobacco               42,100   Philip Morris Companies Inc.                2,011,188        2,164,361    2.8

                                              Total Common Stocks in the
                                              United States                              69,105,386       73,951,548   94.3

                                              Total Investments in Common Stocks         70,411,092       75,260,266   96.0


                                   Face
                                  Amount      Short-Term Securities
               Commercial     US$ 3,601,000   General Motors Acceptance Corp., 4.19%
               Paper*                         due 6/01/2001                               3,601,000        3,601,000    4.6

                                              Total Investments in Short-Term
                                              Securities                                  3,601,000        3,601,000    4.6

               Total Investments                                                       $ 74,012,092       78,861,266  100.6
                                                                                       ============
               Liabilities in Excess of Other Assets                                                       (445,548)   (0.6)
                                                                                                        ------------  ------
               Net Assets                                                                               $ 78,415,718  100.0%
                                                                                                        ============  ======



              *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Fund.
             ++Non-income producing security.

               See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2001


STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 2001
Assets:             Investments, at value (identified cost--$74,012,092)                                    $ 78,861,266
                    Cash                                                                                           3,574
                    Receivables:
                      Securities sold                                                      $  4,215,454
                      Capital shares sold                                                       156,216
                      Dividends                                                                  72,875        4,444,545
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    98,509
                                                                                                            ------------
                    Total assets                                                                              83,407,894
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,469,835
                      Capital shares redeemed                                                   307,948
                      Distributor                                                                56,103
                      Investment adviser                                                         38,329        4,872,215
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       119,961
                                                                                                            ------------
                    Total liabilities                                                                          4,992,176
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 78,415,718
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $     58,839
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            488,394
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             96,555
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             85,019
                    Paid-in capital in excess of par                                                          71,264,907
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                         1,572,830
                    Unrealized appreciation on investments--net                                                4,849,174
                                                                                                            ------------
                    Net assets                                                                              $ 78,415,718
                                                                                                            ============

Net Asset           Class A--Based on net assets of $6,435,779 and 588,385
Value:                       shares outstanding                                                             $      10.94
                                                                                                            ============
                    Class B--Based on net assets of $52,373,454 and 4,883,935
                             shares outstanding                                                             $      10.72
                                                                                                            ============
                    Class C--Based on net assets of $10,352,539 and 965,549
                             shares outstanding                                                             $      10.72
                                                                                                            ============
                    Class D--Based on net assets of $9,253,946 and 850,192
                             shares outstanding                                                             $      10.88
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2001


STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 2001
Investment          Dividends (net of $1,470 foreign withholding tax)                                       $    549,260
Income:             Interest and discount earned                                                                 314,762
                                                                                                            ------------
                    Total income                                                                                 864,022
                                                                                                            ------------

Expenses:           Account maintenance and distribution fees--Class B                     $    547,049
                    Investment advisory fees                                                    538,047
                    Account maintenance and distribution fees--Class C                          111,091
                    Transfer agent fees--Class B                                                 92,886
                    Professional fees                                                            88,491
                    Accounting services                                                          70,052
                    Directors' fees and expenses                                                 56,247
                    Printing and shareholder reports                                             53,526
                    Custodian fees                                                               30,000
                    Registration fees                                                            29,367
                    Account maintenance fees--Class D                                            24,204
                    Transfer agent fees--Class C                                                 19,799
                    Transfer agent fees--Class D                                                 14,503
                    Transfer agent fees--Class A                                                 11,118
                    Pricing fees                                                                    406
                    Other                                                                         9,200
                                                                                           ------------
                    Total expenses                                                                             1,695,986
                                                                                                            ------------
                    Investment loss--net                                                                       (831,964)
                                                                                                            ------------

Realized &          Realized gain on:
Unrealized            Investments--net                                                        3,830,181
Gain (Loss) on        Foreign currency transactions--net                                            570        3,830,751
Investments and                                                                            ------------
Foreign             Change in unrealized appreciation on investments--net                                    (1,275,613)
Currency                                                                                                    ------------
Transactions        Net Increase in Net Assets Resulting from Operations                                    $  1,723,174
--Net:                                                                                                      ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the        For the Period
                                                                                          Year Ended      June 25, 1999++
                                                                                            May 31,          to May 31,
                    Increase (Decrease) in Net Assets:                                       2001               2000
Operations:         Investment loss--net                                                   $  (831,964)     $  (990,382)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         3,830,751      (2,257,351)
                    Change in unrealized appreciation on investments--net                   (1,275,613)        6,124,787
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,723,174        2,877,054
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                      (8,051,633)       81,767,123
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (6,328,459)       84,644,177
                    Beginning of period                                                      84,744,177          100,000
                                                                                           ------------     ------------
                    End of period                                                          $ 78,415,718     $ 84,744,177
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                Class A                  Class B
                                                                       For the     For the Period   For the     For the Period
The following per share data and ratios have been derived from        Year Ended  June 25, 1999++  Year Ended  June 25, 1999++
information provided in the financial statements.                      May 31,      to May 31,      May 31,      to May 31,
Increase (Decrease) in Net Asset Value:                                    2001         2000         2001         2000
Per Share           Net asset value, beginning of period                $    10.59  $     10.00  $     10.49  $     10.00
Operating                                                               ----------  -----------  -----------  -----------
Performance:        Investment loss--net                                   (.02)**        (.03)      (.13)**        (.14)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                     .37          .62          .36          .63
                                                                        ----------  -----------  -----------  -----------
                    Total from investment operations                           .35          .59          .23          .49
                                                                        ----------  -----------  -----------  -----------
                    Net asset value, end of period                      $    10.94  $     10.59  $     10.72  $     10.49
                                                                        ==========  ===========  ===========  ===========

Total Investment    Based on net asset value per share                       3.31%     5.90%+++        2.19%     4.90%+++
Return:***                                                              ==========  ===========  ===========  ===========

Ratios to Average   Expenses                                                 1.22%       1.34%*        2.23%       2.36%*
Net Assets:                                                             ==========  ===========  ===========  ===========
                    Investment loss--net                                    (.16%)      (.31%)*      (1.18%)     (1.36%)*
                                                                        ==========  ===========  ===========  ===========

Supplemental        Net assets, end of period (in thousands)            $    6,436   $    6,420  $    52,373  $    56,455
Data:                                                                   ==========  ===========  ===========  ===========
                    Portfolio turnover                                     197.33%      113.76%      197.33%      113.76%
                                                                        ==========  ===========  ===========  ===========


                   *Annualized.
                  **Based on average shares outstanding.
                 ***Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2001


FINANCIAL HIGHLIGHTS (CONCLUDED)
                                                                             Class C                      Class D
                                                                       For the     For the Period    For the     For the Period
The following per share data and ratios have been derived from        Year Ended  June 25, 1999++   Year Ended  June 25, 1999++
information provided in the financial statements.                      May 31,      to May 31,       May 31,      to May 31,
Increase (Decrease) in Net Asset Value:                                   2001          2000           2001       2000
Per Share           Net asset value, beginning of period                $    10.48  $     10.00  $     10.56  $     10.00
Operating                                                               ----------  -----------  -----------  -----------
Performance:        Investment loss--net                                   (.13)**        (.15)      (.04)**        (.06)
                    Realized and unrealized gain on investments
                    and foreign currency
                    transactions--net                                          .37          .63          .36          .62
                                                                        ----------  -----------  -----------  -----------
                    Total from investment operations                           .24          .48          .32          .56
                                                                        ----------  -----------  -----------  -----------
                    Net asset value, end of period                      $    10.72  $     10.48  $     10.88  $     10.56
                                                                        ==========  ===========  ===========  ===========

Total Investment    Based on net asset value per share                       2.29%     4.80%+++        3.03%     5.60%+++
Return:***                                                              ==========  ===========  ===========  ===========

Ratios to Average   Expenses                                                 2.24%       2.37%*        1.46%       1.59%*
Net Assets:                                                             ==========  ===========  ===========  ===========
                    Investment loss--net                                   (1.19%)     (1.36%)*       (.42%)      (.58%)*
                                                                        ==========  ===========  ===========  ===========

Supplemental        Net assets, end of period (in thousands)            $   10,353  $    11,488  $     9,254  $    10,381
Data:                                                                   ==========  ===========  ===========  ===========
                    Portfolio turnover                                     197.33%      113.76%      197.33%      113.76%
                                                                        ==========  ===========  ===========  ===========


                   *Annualized.
                  **Based on average shares outstanding.
                 ***Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of May 31, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $831,394 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $570 has been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account           Distribution
                                 Maintenance Fee           Fee

Class B                                .25%               .75%
Class C                                .25%               .75%
Class D                                .25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               FAMD      MLPF&S

Class A                        $  633    $ 4,845
Class D                        $1,301    $24,368

For the year ended May 31, 2001, MLPF&S received contingent deferred sales charges of $256,356 and $5,134 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,000 relating to transactions subject to front-end sales charge waivers in Class D Shares, respectively.

In addition, MLPF&S received $15,834 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed MLIM an aggregate of $20,753 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $156,152,839 and $166,300,499, respectively.

Net realized gains for the year ended May 31, 2001 and net unrealized gains as of May 31, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 3,830,069   $   4,849,174
Short-term investments                    112              --
Foreign currency transactions             570              --
                                  -----------   -------------
Total                             $ 3,830,751   $   4,849,174
                                  ===========   =============


As of May 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,928,448, of which $6,463,328 related to appreciated securities and $2,534,880 related to depreciated securities. At May 31, 2001, the aggregate cost of investments for Federal income tax purposes was $74,932,818.

4. Capital Share Transactions:
The net increase (decrease) in net assets derived from capital share transactions were $(8,051,633) and $81,767,123 for the year ended
May 31, 2001 and for the period June 25, 1999 to May 31, 2000, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           449,288   $   4,871,087
Shares redeemed                      (467,366)     (4,987,155)
                                 ------------   -------------
Net decrease                          (18,078)  $    (116,068)
                                 ============   =============


Class A Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,078,139  $  10,772,455
Shares redeemed                      (474,176)    (4,505,916)
                                 ------------  -------------
Net increase                          603,963  $   6,266,539
                                 ============  =============


++Prior to June 25, 1999 (commencement of operations), the Fund issued
  2,500 shares to MLIM for $25,000.



Class B Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           898,784   $   9,644,885
Shares redeemed                    (1,360,091)    (14,411,409)
Automatic conversion of shares        (38,879)       (413,378)
                                 ------------   -------------
Net decrease                         (500,186)  $  (5,179,902)
                                 ============   =============


Class B Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         7,163,503   $  71,279,772
Shares redeemed                    (1,772,672)    (16,826,050)
Automatic conversion of shares         (9,210)        (86,434)
                                 ------------   -------------
Net increase                        5,381,621   $  54,367,288
                                 ============   =============


++Prior to June 25, 1999 (commencement of operations), the Fund issued
 2,500 shares to MLIM for $25,000.


Class C Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           333,883   $   3,594,545
Shares redeemed                      (464,065)     (4,936,478)
                                 ------------   -------------
Net decrease                         (130,182)  $  (1,341,933)
                                 ============   =============


Class C Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,760,505   $ 17,487,162
Shares redeemed                      (667,274)    (6,283,807)
                                 ------------   ------------
Net increase                        1,093,231   $ 11,203,355
                                 ============   ============


++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLIM for $25,000.


Class D Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           150,356   $  1,634,875
Automatic conversion of shares         38,470        413,378
                                 ------------   ------------
Total issued                          188,826      2,048,253
Shares redeemed                     (321,587)    (3,461,983)
                                 ------------   ------------
Net decrease                        (132,761)  $ (1,413,730)
                                 ============   ============


Class D Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,589,682   $ 15,787,096
Automatic conversion of shares          9,172         86,434
                                 ------------   ------------
Total issued                        1,598,854     15,873,530
Shares redeemed                     (618,401)    (5,943,589)
                                 ------------   ------------
Net increase                          980,453   $  9,929,941
                                 ============   ============


++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLIM for $25,000.


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended May 31, 2001.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Disciplined Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 3, 2001